UBS Investment Bank

Fixed Bid Stratification

SYNPRI ss 'CF30,AF30'; SYNSEC ss 'FEB,MAR'; SYNTRD ss '1,2'; Available; '; '; '; CF; High Net

Pool Summary	COUNT	UPB	%
Conforming	794	$126,505,084.00	100.00%
Total:	794	$126,505,084.00	100.00%
Adjusted Balance: $126,505,084.35
Data as of Date: 2005-02-01
GROSS WAC: 7.1378%
NET WAC: 6.876%
% IO's: 8.66%
% SF/PUD: 80.02%
% FULL/ALT/DULP: 38.79%
% CASHOUT: 34.02%
% PURCHASE: 60.97%
% INVESTOR: 2.75%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 80.96%
% FICO > 679: 29.39%
% NO FICO: 0.05%
WA FICO: 646
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 14.60%
CALIFORNIA %: 9.33%
Latest Maturity Date: 20350201
Loans with Prepay Penalties: 14.60%

Product Type	COUNT	UPB	%
30 YR FXD	794	$126,505,084.00	100.00%
Total:	794	$126,505,084.00	100.00%

Original Balance	COUNT	UPB	%
$0.01 - $50,000.00	27	$1,056,793.00	0.82%
$50,000.01 - $100,000.00	137	10,606,679.00	8.28
$100,000.01 - $150,000.00	271	34,612,848.00	27.01
$150,000.01 - $200,000.00	165	28,581,862.00	22.30
$200,000.01 - $250,000.00	81	18,238,833.00	14.23
$250,000.01 - $300,000.00	62	17,146,541.00	13.38
$300,000.01 - $350,000.00	36	11,671,384.00	9.11
$350,000.01 - $400,000.00	9	3,355,250.00	2.62
$400,000.01 - $450,000.00	3	1,288,500.00	1.01
$450,000.01 - $500,000.00	1	456,000.00	0.36
$550,000.01 - $600,000.00	2	1,142,000.00	0.89
Total:	794	$128,156,690.00	100.00%
Minimum: $19,800.00
Maximum: $584,000.00
Average: $161,406.41

Unpaid Balance	COUNT	UPB	%
$0.01 - $50,000.00	27	$1,053,388.00	0.82%
$50,000.01 - $100,000.00	139	10,778,153.00	8.43
$100,000.01 - $150,000.00	270	34,482,436.00	26.97
$150,000.01 - $200,000.00	164	28,351,361.00	22.18
$200,000.01 - $250,000.00	81	18,200,806.00	14.24
$250,000.01 - $300,000.00	63	17,403,188.00	13.61
$300,000.01 - $350,000.00	35	11,342,500.00	8.87
$350,000.01 - $400,000.00	9	3,351,132.00	2.62
$400,000.01 - $450,000.00	3	1,282,781.00	1.00
$450,000.01 - $500,000.00	1	455,304.00	0.36
$550,000.01 - $600,000.00	2	1,138,878.00	0.89
Total:	794	$127,839,928.00	100.00%
Minimum: $19,768.23
Maximum: $581,291.85
Average: $161,007.47

Gross Rate	COUNT	UPB	%
6.501% - 6.750%	156	$26,455,358.00	20.91%
6.751% - 7.000%	243	39,676,528.00	31.36
7.001% - 7.250%	167	25,808,747.00	20.40
7.251% - 7.500%	114	18,045,662.00	14.26
7.501% - 7.750%	66	9,235,277.00	7.30
7.751% - 8.000%	32	5,448,045.00	4.31
8.001% - 8.250%	6	786,417.00	0.62
8.251% - 8.500%	2	179,488.00	0.14
8.501% - 8.750%	3	394,654.00	0.31
8.751% - 9.000%	1	98,509.00	0.08
9.251% - 9.500%	1	107,146.00	0.08
9.501% - 9.750%	1	115,433.00	0.09
10.001% - 10.250%	2	153,821.00	0.12
Total:	794	$126,505,084.00	100.00%
Minimum: 6.750%
Maximum: 10.125%
Weighted Average: 7.138%

Net Rate	COUNT	UPB	%
6.251% - 6.500%	156	$26,455,358.00	20.91%
6.501% - 6.750%	245	40,294,829.00	31.85
6.751% - 7.000%	170	26,330,818.00	20.81
7.001% - 7.250%	117	18,478,895.00	14.61
7.251% - 7.500%	65	8,716,166.00	6.89
7.501% - 7.750%	28	4,846,461.00	3.83
7.751% - 8.000%	5	600,501.00	0.47
8.001% - 8.250%	1	49,906.00	0.04
8.251% - 8.500%	2	257,243.00	0.20
8.501% - 8.750%	1	98,509.00	0.08
9.001% - 9.250%	1	107,146.00	0.08
9.251% - 9.500%	1	115,433.00	0.09
9.751% - 10.000%	2	153,821.00	0.12
Total:	794	$126,505,084.00	100.00%
Minimum: 6.500%
Maximum: 9.875%
Weighted Average: 6.876%

Original Term to Maturity	COUNT	UPB	%
241 - 300	1	$143,101.00	0.11%
360 - 360	793	126,361,984.00	99.89
Total:	794	$126,505,084.00	100.00%
Minimum: 300
Maximum: 360
Weighted Average: 360

Remaining Term to Stated Maturity	COUNT	UPB	%
241 - 300	2	$213,908.00	0.17%
301 - 359	772	122,118,577.00	96.53
360 - 360	20	4,172,600.00	3.30
Total:	794	$126,505,084.00	100.00%
Minimum: 299
Maximum: 360
Weighted Average: 357

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The    information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

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UBS Investment Bank

Fixed Bid Stratification

SYNPRI ss 'CF30,AF30'; SYNSEC ss 'FEB,MAR'; SYNTRD ss '1,2'; Available; '; '; '; CF; High Net

Seasoning	COUNT	UPB	%
<= 0	20	$4,172,600.00	3.30%
1 - 1	73	10,466,939.00	8.27
2 - 2	248	36,270,023.00	28.67
3 - 3	160	26,039,946.00	20.58
4 - 4	157	26,972,378.00	21.32
5 - 5	79	12,859,814.00	10.17
6 - 6	23	3,775,287.00	2.98
7 - 12	25	4,494,281.00	3.55
13 - 24	8	1,383,011.00	1.09
61 - 120	1	70,807.00	0.06
Total:	794	$126,505,084.00	100.00%
Minimum: 0
Maximum: 61
Weighted Average: 3

FICO Scores	COUNT	UPB	%
0 - 0	1	$57,000.00	0.05%
480 - 489	1	156,277.00	0.12
500 - 509	5	691,640.00	0.55
510 - 519	12	2,078,969.00	1.64
520 - 529	20	2,772,814.00	2.19
530 - 539	8	1,094,802.00	0.87
540 - 549	17	2,510,371.00	1.98
550 - 559	20	2,854,267.00	2.26
560 - 569	28	4,430,503.00	3.50
570 - 579	36	5,672,760.00	4.48
580 - 589	21	2,883,109.00	2.28
590 - 599	26	4,138,832.00	3.27
600 - 609	30	4,846,511.00	3.83
610 - 619	34	5,457,819.00	4.31
620 - 629	53	8,107,223.00	6.41
630 - 639	43	7,084,418.00	5.60
640 - 649	51	8,638,089.00	6.83
650 - 659	52	9,059,598.00	7.16
660 - 669	52	8,766,631.00	6.93
670 - 679	45	8,019,950.00	6.34
680 - 689	48	7,324,286.00	5.79
690 - 699	37	6,108,086.00	4.83
700 - 709	37	5,393,465.00	4.26
710 - 719	30	5,248,159.00	4.15
720 - 729	18	2,473,193.00	1.96
730 - 739	15	2,272,227.00	1.80
740 - 749	13	1,758,251.00	1.39
750 - 759	9	1,874,418.00	1.48
760 - 769	6	1,242,509.00	0.98
770 - 779	12	1,856,725.00	1.47
780 - 789	7	591,622.00	0.47
790 - 799	4	658,447.00	0.52
800 - 809	2	332,738.00	0.26
810 - 819	1	49,375.00	0.04
Total:	794	$126,505,084.00	100.00%
Minimum: 0
Maximum: 810
Weighted Average: 646

Loan To Value Ratio	COUNT	UPB	%
25.001% - 30.000%	4	$407,027.00	0.32%
30.001% - 35.000%	3	352,255.00	0.28
35.001% - 40.000%	5	787,623.00	0.62
40.001% - 45.000%	10	1,248,208.00	0.99
45.001% - 50.000%	12	1,894,484.00	1.50
50.001% - 55.000%	9	1,278,221.00	1.01
55.001% - 60.000%	21	3,348,816.00	2.65
60.001% - 65.000%	22	4,216,889.00	3.33
65.001% - 70.000%	54	9,361,211.00	7.40
70.001% - 75.000%	51	8,106,246.00	6.41
75.001% - 80.000%	298	50,180,669.00	39.67
80.001% - 85.000%	20	3,602,943.00	2.85
85.001% - 90.000%	76	12,370,195.00	9.78
90.001% - 95.000%	71	11,664,893.00	9.22
95.001% - 100.000%	138	17,685,405.00	13.98
Total:	794	$126,505,084.00	100.00%
Minimum: 26.44%
Maximum: 100.00%
Weighted Average: 80.96%

Combined Loan To Value Ratio	COUNT	UPB	%
25.001% - 30.000%	4	$407,027.00	0.32%
30.001% - 35.000%	3	352,255.00	0.28
35.001% - 40.000%	5	787,623.00	0.62
40.001% - 45.000%	10	1,248,208.00	0.99
45.001% - 50.000%	11	1,564,891.00	1.24
50.001% - 55.000%	9	1,278,221.00	1.01
55.001% - 60.000%	21	3,385,410.00	2.68
60.001% - 65.000%	22	4,216,889.00	3.33
65.001% - 70.000%	51	8,716,553.00	6.89
70.001% - 75.000%	48	7,795,312.00	6.16
75.001% - 80.000%	175	29,511,428.00	23.33
80.001% - 85.000%	20	3,602,943.00	2.85
85.001% - 90.000%	85	14,058,870.00	11.11
90.001% - 95.000%	84	13,828,738.00	10.93
95.001% - 100.000%	246	35,750,719.00	28.26
Total:	794	$126,505,084.00	100.00%
Minimum: 26.44%
Maximum: 100.00%
Weighted Average: 84.35%

DTI	COUNT	UPB	%
<= 0.000%	179	$30,717,241.00	24.28%
6.001% - 11.000%	2	170,529.00	0.13
11.001% - 16.000%	15	1,541,476.00	1.22
16.001% - 21.000%	30	3,924,307.00	3.10
21.001% - 26.000%	59	9,007,443.00	7.12
26.001% - 31.000%	78	11,691,847.00	9.24
31.001% - 36.000%	84	11,993,125.00	9.48
36.001% - 41.000%	110	18,290,778.00	14.46
41.001% - 46.000%	97	16,362,610.00	12.93
46.001% - 51.000%	71	11,385,208.00	9.00
51.001% - 56.000%	28	4,810,510.00	3.80
56.001% - 61.000%	18	3,085,133.00	2.44
61.001% - 66.000%	20	3,113,136.00	2.46
66.001% - 71.000%	3	411,742.00	0.33
Total:	794	$126,505,084.00	100.00%
Minimum: 0.000%
Maximum: 67.940%
Weighted Average: 38.380%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The    information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

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UBS Investment Bank

Fixed Bid Stratification

SYNPRI ss 'CF30,AF30'; SYNSEC ss 'FEB,MAR'; SYNTRD ss '1,2'; Available; '; '; '; CF; High Net

Geographic Concentration	COUNT	UPB	%
New York	67	$14,566,598.00	11.51%
Florida	81	11,988,567.00	9.48
California	56	11,801,334.00	9.33
New Jersey	53	9,495,365.00	7.51
Illinois	54	8,354,140.00	6.60
Massachusetts	28	6,381,370.00	5.04
Maryland	32	5,915,448.00	4.68
Georgia	36	5,578,610.00	4.41
Texas	41	5,458,654.00	4.31
Pennsylvania	38	5,299,727.00	4.19
Virginia	21	3,754,186.00	2.97
Ohio	30	3,544,921.00	2.80
North Carolina	20	2,624,869.00	2.07
Michigan	22	2,131,998.00	1.69
New Hampshire	11	2,010,547.00	1.59
Connecticut	11	1,989,676.00	1.57
Alabama	13	1,785,271.00	1.41
Washington	14	1,776,233.00	1.40
Arizona	11	1,575,361.00	1.25
Tennessee	10	1,521,004.00	1.20
Missouri	11	1,411,234.00	1.12
Colorado	9	1,368,346.00	1.08
Indiana	11	1,295,194.00	1.02
Minnesota	9	1,241,944.00	0.98
Vermont	8	1,208,824.00	0.96
Delaware	6	1,160,285.00	0.92
Wisconsin	7	1,040,670.00	0.82
Kentucky	6	926,145.00	0.73
Oregon	5	821,340.00	0.65
Montana	5	746,949.00	0.59
Rhode Island	4	731,758.00	0.58
South Carolina	7	704,587.00	0.56
Mississippi	5	637,774.00	0.50
New Mexico	4	595,177.00	0.47
Oklahoma	6	550,458.00	0.44
Nevada	4	519,907.00	0.41
Idaho	5	519,621.00	0.41
Louisiana	5	498,068.00	0.39
Iowa	6	473,537.00	0.37
Maine	3	435,269.00	0.34
Kansas	4	400,112.00	0.32
West Virginia	4	390,433.00	0.31
Nebraska	4	364,817.00	0.29
Wyoming	2	305,634.00	0.24
Utah	2	227,330.00	0.18
District Of Columbia	1	141,674.00	0.11
Arkansas	1	126,977.00	0.10
Alaska	1	107,146.00	0.08
Total:	794	$126,505,084.00	100.00%

North-South CA	COUNT	UPB	%
States Not CA	738	$114,703,751.00	90.67%
South CA	45	9,449,543.00	7.47
North CA	11	2,351,790.00	1.86
Total:	794	$126,505,084.00	100.00%

Zip Code Concentration	COUNT	UPB	%
11542	2	$687,381.00	0.54%
11221	2	616,306.00	0.49
33175	3	590,720.00	0.47
92071	1	581,292.00	0.46
11427	2	560,674.00	0.44
Other	784	123,468,712.00	97.60
Total:	794	$126,505,084.00	100.00%

Loan Purpose	COUNT	UPB	%
Purchase	506	$77,129,597.00	60.97%
Cash Out Refi	248	43,041,355.00	34.02
Rate & Term Refi	40	6,334,133.00	5.01
Total:	794	$126,505,084.00	100.00%

Cashout Indicator	COUNT	UPB	%
No	546	$83,463,730.00	65.98%
Yes	248	43,041,355.00	34.02
Total:	794	$126,505,084.00	100.00%

INTCALCTYPE	COUNT	UPB	%
Interest In Arrears	732	$115,551,094.00	91.34%
Interest Only	62	10,953,991.00	8.66
Total:	794	$126,505,084.00	100.00%

IO Term	COUNT	UPB	%
0	732	$115,551,094.00	91.34%
60	1	293,000.00	0.23
120	61	10,660,991.00	8.43
Total:	794	$126,505,084.00	100.00%

Document Type	COUNT	UPB	%
Full	295	$49,070,937.00	38.79%
Express	213	28,434,188.00	22.48
No Doc	176	27,729,308.00	21.92
Stated Income/Stated Assets	65	11,554,274.00	9.13
Stated Income/Verified Assets	45	9,716,378.00	7.68
Total:	794	$126,505,084.00	100.00%

Property Type	COUNT	UPB	%
Single Family	586	$89,705,874.00	70.91%
Two Family	29	7,632,121.00	6.03
Pud	39	6,373,400.00	5.04
Low Rise Condo (2-4 floors)	40	5,436,204.00	4.30
Pud Detached	21	3,752,087.00	2.97
Condomimium	20	3,049,473.00	2.41
Three Family	11	2,504,834.00	1.98
Townhouse	14	2,093,397.00	1.65
Coop	13	1,695,805.00	1.34
Four Family	3	1,280,552.00	1.01
High Rise Condo (gt 8 floors)	5	1,034,912.00	0.82
Pud Attached	6	848,702.00	0.67
Single Family Attached	4	546,863.00	0.43
Two-Four Family Units Unknown	1	300,480.00	0.24
Mid Rise Condo (4-8 floors)	1	190,879.00	0.15
Multifamily > 4 units	1	59,500.00	0.05
Total:	794	$126,505,084.00	100.00%

Occupancy	COUNT	UPB	%
Owner Occupied	743	$119,349,729.00	94.34%
Second Home	30	3,679,269.00	2.91
Investor Occupied	21	3,476,086.00	2.75
Total:	794	$126,505,084.00	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The    information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas

Jan 13, 2005 13:41

3 of 4

UBS Investment Bank

Fixed Bid Stratification

SYNPRI ss 'CF30,AF30'; SYNSEC ss 'FEB,MAR'; SYNTRD ss '1,2'; Available; '; '; '; CF; High Net

Prepayment Penalty (Months)	COUNT	UPB	%
0.000	689	$108,127,930.00	85.47%
12.000	11	2,846,503.00	2.25
24.000	1	180,584.00	0.14
36.000	81	13,412,512.00	10.60
60.000	12	1,937,555.00	1.53
Total:	794	$126,505,084.00	100.00%
wa Term: 5.040

Balloon Flag	COUNT	UPB	%
Not a Balloon Loan	783	$124,564,380.00	98.47%
	11	1,940,704.00	1.53
Total:	794	$126,505,084.00	100.00%

Lien Position	COUNT	UPB	%
1	794	$126,505,084.00	100.00%
Total:	794	$126,505,084.00	100.00%

Mortgage Ins.	COUNT	UPB	%
Assumed PMI Coverage	14	$2,444,978.00	1.93%
CommonWealth (CMAC)	1	144,632.00	0.11
GEMICO	64	9,386,095.00	7.42
Lender Paid MI	11	2,047,197.00	1.62
MGIC	24	4,020,231.00	3.18
PMI Mortgage Insurance	60	9,321,221.00	7.37
Radian Guaranty	24	3,802,097.00	3.01
Republic Mortgage Insurance	30	3,733,981.00	2.95
Triad Guaranty Insurance Co.	1	126,977.00	0.10
United Guaranty	76	10,296,026.00	8.14
LTV <=80	489	81,181,649.00	64.17
Total:	794	$126,505,084.00	100.00%
% LTV > 80 NO MI: 0.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The    information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas

Jan 13, 2005 13:41

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